

Regency Energy Partners
Second-Quarter
August 11, 2008



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Regency Energy Partners Overview

Strong quarter-over-quarter performance


Total Revenue
$ in millions
$600
$500
$400
$300
$200
$100
$0
$215
$303
$547
81%
2Q 2006
2Q 2007
2Q 2008


Adjusted Total Segment Margin
$ in millions
$140
$120
$100
$80
$60
$40
$20
$0
$36
$53
$118
123%
2Q 2006
2Q 2007
2Q 2008
Gathering and Processing
Transportation
Contract Compression


Adjusted EBITDA
$ in millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$22
$34
$71
111%
2Q 2006
2Q 2007
2Q 2008


Total Throughput[1]
MMBtu/d (000's)
1,200
1,000
800
600
400
200
0
496
577
770
778
996
793
2Q 2006
2Q 2007
2Q 2008
Gathering and Processing
Transportation

[1] 157,237 MMBtu/d in 2006, 315,197 MMBtu/d in 2007, and 269,471 MMBtu/d in 2008 moved through both the Gathering and Processing and Transportation segments

Financial Overview
Second-Quarter 2008

Consolidated Operating Results

($ in thousands)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Year to Date June 30, 2008	Year to Date June 30, 2007
REVENUE				
Gas sales	$ 362,769	$ 195,870	$ 599,462	$ 363,253
NGL sales	126,521	83,236	235,020	146,777
Gathering, transportation and other fees, including related party amounts of $935, $431, $1,926 and $784	70,175	19,196	132,161	39,074
Net realized and unrealized loss from risk management activities	(32,760)	(2,625)	(46,417)	(2,710)
Other	20,000	7,153	31,714	12,862
Total revenue	546,705	302,830	951,940	559,256
OPERATING COSTS AND EXPENSES				
Cost of sales, including related party amounts of $844, $7,755, $1,247 and $13,173	446,687	249,760	760,276	461,698
Operation and maintenance	32,516	11,972	61,361	22,897
General and administrative	13,925	19,093	24,809	25,944
Loss on sale of assets, net	442	532	468	2,339
Management services termination fee	-	-	3,888	-
Transaction expenses	147	-	534	-
Depreciation and amortization	26,476	12,703	48,216	24,130
Total operating costs and expenses	520,193	294,060	899,552	537,008
OPERATING INCOME	26,512	8,770	52,388	22,248
OTHER INCOME AND DEDUCTIONS				
Interest expense, net	(16,782)	(15,961)	(32,188)	(30,846)
Other income and deductions, net	132	170	332	282
Minority interest	69	(17)	(3)	(17)
Total other income and deductions	(16,581)	(15,808)	(31,859)	(30,581)
INCOME (LOSS) BEFORE INCOME TAXES	9,931	(7,038)	20,529	(8,333)
Income tax expense (benefit)	(41)	225	209	225
NET INCOME (LOSS)	$ 9,972	$ (7,263)	$ 20,320	$ (8,558)

Gathering and Processing Segment

($ in thousands)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Year to Date June 30, 2008	Year to Date June 30, 2007
Gathering and Processing Segment				
Financial data:				
Segment margin (1)	$ 46,489	$ 39,701	$ 100,496	$ 69,876
Adjusted segment margin	$ 63,973	$ 40,002	$ 121,078	$ 70,185
Operating data:				
Throughput (MMbtu/d) (1)	995,922	769,613	956,248	749,527
NGL gross production (BBls/d)	22,526	20,967	22,796	20,510

(1) Segment margin and throughput volumes in 2007 vary from previously disclosed amounts due to pooling accounting for our FrontStreet assets, acquired on January 7, 2008.

Transportation Segment

($ in thousands)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Year to Date June 30, 2008	Year to Date June 30, 2007
Transportation Segment				
Financial data:				
Segment margin	$ 23,804	$ 13,369	$ 38,497	$ 27,682
Adjusted segment margin	$ 23,804	$ 12,712	$ 38,497	$ 27,025
Operating data:				
Throughput (MMbtu/d)	793,339	777,927	762,673	741,395

Contract Compression Segment

($ in thousands)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Year to Date June 30, 2008	Year to Date June 30, 2007
Contract Compression Segment				
Financial data:				
Segment margin	$ 29,844	$ -	$ 52,864	$ -

Contract Compression Segment Operating Data	At March 31, 2008	At March 31, 2007	At June 30, 2008	At June 30, 2007
Revenue generating horsepower	615,852	-	669,804	-
Average horsepower per revenue generating compression unit	849	-	849	-

Non-GAAP Reconciliations

Non-GAAP Reconciliation

($ in thousands)	Three Months Ended 2008	Three Months Ended 2007	Three Months Ended 2006	Year to Date June 30, 2008	Year to Date June 30, 2007
Net income (loss)	$ 9,972	$ (7,263)	$ 3,760	$ 20,320	$ (8,558)
Income tax expense (benefit)	(41)	225	-	209	225
Interest expense, net	16,782	15,961	8,389	32,188	30,846
Depreciation and amortization	26,476	12,703	9,378	48,216	24,130
EBITDA (a)	$ 53,189	$ 21,626	$ 21,527	$ 100,933	$ 46,643
Non-cash loss (gain) from risk management activities	17,484	(1,098)	(1,568)	20,582	(1,783)
Non-cash put option expiration	-	742	888	-	1,435
Loss on sale of assets, net	442	532	-	468	2,339
LTIP accelerated vesting charge	-	11,928	-	-	11,928
Vacation accrual accounting change	-	-	-	905	-
Management services termination fee	-	-	-	3,888	-
Acquisition expenses	140	-	684	490	-
Other income/expense	-	-	-	-	6
Management fee	-	-	135	-	-
Adjusted EBITDA	$ 71,255	$ 33,730	$ 21,666	$ 127,266	$ 60,568

a) Earnings before interest, taxes, depreciation and amortization

Non-GAAP Reconciliation

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	Three Months Ended 2008	Three Months Ended 2007	Three Months Ended 2006	Year to Date June 30, 2008	Year to Date June 30, 2007
Net income (loss)	$ 9,972	$ (7,263)	$ 3,760	$ 20,320	$ (8,558)
Add:					
Operation and maintenance	32,516	11,972	8,382	61,361	22,897
General and administrative	13,925	19,093	6,923	24,809	25,944
Management services termination fee	-	-	-	3,888	-
Transaction expenses	147	-	-	534	-
Loss on sale of assets, net	442	532	-	468	2,339
Depreciation and amortization	26,476	12,703	9,378	48,216	24,130
Interest expense, net	16,782	15,961	8,389	32,188	30,846
Other income and deductions, net	(132)	(170)	(201)	(332)	(282)
Minority interest	(69)	17	-	3	17
Income tax expense (benefit)	(41)	225	-	209	225
Total Segment Margin (1)	$ 100,018	$ 53,070	$ 36,631	$ 191,664	$ 97,558
Non-cash loss (gain) from risk management activities	17,484	(1,098)	(1,568)	20,582	(1,783)
Non-cash put option expiration	-	742	888	-	1,435
Adjusted Total Segment Margin	$ 117,502	$ 52,714	$ 35,951	$ 212,246	$ 97,210
Transportation segment margin	23,804	13,369	10,717	38,497	27,682
Non-cash gain from risk management activities	-	(657)	-	-	(657)
Adjusted Segment Margin for Transportation	23,804	12,712	10,717	38,497	27,025
Contract Compression Segment Margin	29,844	-	-	52,864	-
Inter-segment elimination	(119)	-	-	(193)	-
Adjusted Segment Margin for Gathering and Processing	$ 63,973	$ 40,002	$ 25,234	$ 121,078	$ 70,185

(1) Combined segment margin varies from consolidated total segment margin due to inter-segment eliminations of $119,000 and 193,000 in the three and six months ended June 30, 2008.

Non-GAAP Reconciliation

Reconciliation of "cash available for distribution" to net cash flows provided by operating activities and to net income

($ in thousands)		Three Months Ended June 30, 2008
Net cash flows provided by operating activities	$	29,396
Add (deduct):		
Depreciation and amortization		(27,200)
Risk management portfolio value changes		(17,484)
Unit based compensation expenses		(1,045)
Accounts receivable and accrued revenues		53,520
Loss on sale of assets, net		(468)
Other current assets		5,714
Accounts payable, accrued cost of gas and liquids and accrued liabilities		(27,138)
Other current liabilities		2,935
Other assets		(8,258)
Net income	$	9,972
Add (deduct):		
Income tax expense (benefit)		(41)
Interest expense, net		16,782
Depreciation and amortization		26,476
EBITDA	$	53,189
Add (deduct):		
Non-cash loss from risk management activities		17,484
Loss on sale of assets		442
Acquisition expenses (1)		140
Adjusted EBITDA	$	71,255
Add (deduct):		
Unit based compensation expenses		1,045
Interest expense		(16,569)
Maintenance capital expenditures		(5,199)
Proceeds from sale of assets		580
Income tax benefit		41
Cash available for distribution	$	51,153

(1) Acquisition-related costs for the FrontStreet acquisition were expensed under a method similar to pooling accounting and would have been capitalized under the purchase method of accounting.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Reconciliation of forecasted twelve months ended December 31,2008 net income to EBITDA and cash available for distribution.

($ in thousands)	Low Estimate	High Estimate
Forecasted net income	$ 67,271	$ 82,271
Add:		
Interest expense	64,430	64,430
Depreciation and amortization	96,432	96,432
Income taxes	490	490
EBITDA	$ 228,623	$ 243,623
Non-cash loss from risk management activities	20,582	20,582
Loss on sale of assets, net	468	468
Vacation accrual accounting change	905	905
Management services termination fee	3,888	3,888
Acquisition expenses (1)	534	534
Adjusted EBITDA	$ 255,000	$ 270,000
Interest expense	(64,430)	(64,430)
Maintenance capital expenditures	(17,230)	(17,230)
LTIP compensation	4,320	4,320
Proceeds from sale of assets	580	580
Income taxes	(540)	(540)
Cash available for distribution	$ 177,700	$ 192,700
Average LP units outstanding as of Dec. 31, 2008 (excluding Class D units)	76,100	76,100
Cash generated per LP unit (excluding Class D units)	$ 2.21	$ 2.31
Average total LP units outstanding as of Dec. 31, 2008	83,400	83,400
Cash generated per total LP unit	$ 2.07	$ 2.18

(1) Acquisition-related costs for the FrontStreet acquisition were expensed under a method similar to pooling accounting and would have been capitalized under the purchase method of accounting.